Prospectus supplement dated May 22, 2019
to the following prospectus(es):
NEA Valuebuilder dated May 1, 2019
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following disclosure changes are made to the prospectus:
The prospectus offers the following underlying mutual fund(s) as investment option(s) under the contract/policy. Effective on or about June 3, 2019, the name of the investment option(s) are updated as indicated below:
CURRENT NAME	UPDATED NAME
Dreyfus Stock Index Fund, Inc.	BNY Mellon Stock Index Fund, Inc.
Dreyfus Variable Investment Fund – Appreciation Portfolio	BNY Mellon Variable Investment Fund – Appreciation Portfolio
Dreyfus Variable Investment Fund – Opportunistic Small Cap Portfolio	BNY Mellon Variable Investment Fund – Opportunistic Small Cap Portfolio
Dreyfus Variable Investment Fund – Quality Bond Portfolio	BNY Mellon Variable Investment Fund – Quality Bond Portfolio
The Dreyfus Sustainable U.S. Equity Portfolio, Inc.	BNY Mellon Sustainable U.S. Equity Portfolio, Inc.
As of the effective date, the Investment Advisor is changed to BNY Mellon Investment Management.
PROS-2019-262
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